UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. [  ])

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement.
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☐ Definitive Proxy Statement.
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☐ Soliciting Material Pursuant to § 240.14a-12.

ANGEL OAK FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One Buckhead Plaza
3060 Peachtree Rd. NW, Suite 500
Atlanta, Georgia 30305

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 8, 2019

December 17, 2018

Dear Shareholders:

The Boards of Trustees of Angel Oak Funds Trust, including one of its series, Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), and Angel Oak Strategic Credit Fund (“Strategic Credit Fund” and, together with Angel Oak Funds Trust, the “Trusts”) (together the “Boards of Trustees” or “Boards”) are holding a special meeting (“Special Meeting”) of shareholders of Angel Oak Funds Trust and Strategic Credit Fund on February 8, 2019 at [  ] Eastern time. The meeting will be held at the offices of Angel Oak Capital Advisors, LLC, located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305.

The Special Meeting is being held to obtain shareholder approval of the following proposals (the “Proposals”) and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

Proposal	Proposal Description		Fund(s) Voting on the Proposal

Proposal 1
To approve amendments to the Multi-Strategy Income Fund’s fundamental investment policies, consistent with the current investment strategy, to be uniform with the fundamental investment policies of the other series of Angel Oak Funds Trust as follows:
Shareholders of the Multi-Strategy Income Fund
	a.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to borrowing.
	b.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to underwriting securities.
	c.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to issuing senior securities.
	d.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in real estate.
	e.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in commodities.
	f.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to making loans.

Shareholder Letter	1

Proposal	Proposal Description	Fund(s) Voting on the Proposal

Proposal 2	To elect new Trustees
	a.	To elect four Trustees to the Board of Trustees of Angel Oak Funds Trust.	Shareholders of all series of Angel Oak Funds Trust
	b.	To elect three Trustees to the Board of Trustees of Angel Oak Strategic Credit Fund.	Shareholders of the Strategic Credit Fund

Angel Oak Funds Trust and Strategic Credit Fund have fixed the close of business on November 26, 2018 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Special Meeting.

If you are a shareholder of record as of the close of business on the Record Date, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing one or more of the enclosed proxy cards. The Boards of Trustees have recommended and encourage you to vote “FOR” the Proposals. If you have any questions regarding the issues to be voted on or the voting instructions, please do not hesitate to call Okapi Partners, LLC, our proxy solicitation firm, toll-free at (877) 285-5990.

Whether or not you are planning to attend the Special Meeting, we need your vote prior to February 8, 2019. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL: Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

PHONE: Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trusts’ at the Trusts’ address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

The Boards of Trustees have carefully reviewed the Proposals and recommend that you vote “FOR” the Proposals.

By Order of Angel Oak Funds Trust and
 Angel Oak Strategic Credit Fund

_______________________________
Lu Chang
Secretary of the Angel Oak Funds Trust
Secretary of the Angel Oak Strategic Credit Fund
December 17, 2018

Shareholder Letter	2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 8, 2019: This Notice and Proxy Statement are available on the internet at WWW.OKAPIVOTE.COM/ANGELOAK2019. The most recent Annual Reports to shareholders are available on the internet at www.angeloakcapital.com/resources.

Shareholder Letter	3

Frequently Asked Questions

Important information to help you understand and vote on the Proposals

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials, including the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

1.	What is this document and why did you send it to me?

The attached document is a Proxy Statement for Angel Oak Funds Trust, including one of its series, Angel Oak Multi-Strategy Income Fund (“Multi-Strategy Income Fund”), and Angel Oak Strategic Credit Fund (“Strategic Credit Fund”) (a stand-alone interval fund) (together, the “Fund Complex”). The purpose of this Proxy Statement is to solicit votes from shareholders of the Fund Complex. There are two proposals for shareholders to consider:

Proposal	Proposal Description		Fund(s) Voting on the Proposal

Proposal 1
To approve amendments to the Multi-Strategy Income Fund’s fundamental investment policies, consistent with the current investment strategy, to be uniform with the fundamental investment policies of the other series of Angel Oak Funds Trust as follows:

Shareholders of the Multi-Strategy Income Fund
	a.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to borrowing.
	b.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to underwriting securities.
	c.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to issuing senior securities.
	d.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in real estate.
	e.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in commodities.
	f.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to making loans.
Proposal 2	To elect new Trustees:
	a.	To elect four Trustees to the Board of Trustees of Angel Oak Funds Trust.	Shareholders of all series of Angel Oak Funds Trust
	b.	To elect three Trustees to the Board of Trustees of Angel Oak Strategic Credit Fund.	Shareholders of the Strategic Credit Fund

The Proxy Statement contains information that shareholders of the Fund Complex should know before voting on Proposals. The Proxy Statement should be reviewed and retained for future reference.

Q&A - 1

2. Why are there references to two different Boards of Trustees?

Angel Oak Funds Trust is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Board of Trustees of Angel Oak Funds Trust is responsible for the overall management of each of the series within Angel Oak Funds Trust, which consists of the Angel Oak Multi-Strategy Income Fund, Angel Oak Financials Income Fund, Angel Oak High Yield Opportunities Fund, and Angel Oak UltraShort Income Fund.

Strategic Credit Fund is a Delaware statutory trust organized on August 18, 2017 and is registered under the Investment Company Act as a diversified, closed-end management investment company. The Board of Trustees of Strategic Credit Fund is responsible for the overall management of Strategic Credit Fund.

As there are two separate trusts, each of Angel Oak Funds Trust and Strategic Credit Fund (each, a “Trust” and together, the “Trusts”) has its own Board, however, the membership of the Boards is identical. Each Trust has the same three Independent Trustees and the same Interested Trustee. The Independent Trustees of each Trust have been elected by shareholders of the respective Trust. The Interested Trustee was elected to the Board by the shareholders of Strategic Credit Fund and was appointed to the Board by the Trustees of Angel Oak Funds Trust.

Although the Boards of Trustees for the two separate Trusts have identical composition, the Trustees owe a separate fiduciary responsibility and obligation to each Trust and manage each Trust separately from the other.

The Board of Trustees of Angel Oak Funds Trust has recommended both Proposal 1 (with respect to Multi-Strategy Income Fund) and Proposal 2a to shareholders. The Board of Trustees of Strategic Credit Fund has recommended Proposal 2b to shareholders.

When referencing Proposal 1, “Board,” “Board of Trustees,” “Trust,” or “Trustees” refers only to Angel Oak Funds Trust or the Board of Trustees thereof.

When referencing Proposal 2, Proposal 2a, or Proposal 2b, “Board,” “Board of Trustees,” “Boards,” “Boards of Trustees,” “Trust,” “Trusts,” or “Trustees” refers to both Angel Oak Funds Trust and Strategic Credit Fund or the Board of Trustees of both Trusts.

The term “Fund Complex” refers to all series of the Angel Oak Funds Trust and the Angel Oak Strategic Credit Fund.

Each Board’s current composition is as follows:
Name of Trustee	Position/Title	Angel Oak Funds Trust	Angel Oak Strategic Credit Fund
Ira P. Cohen	Independent Trustee, Chairman	Elected	Elected
Alvin R. Albe, Jr.	Independent Trustee	Elected	Elected
Keith M. Schappert	Independent Trustee	Elected	Elected
Sreeniwas V. Prabhu	Interested Trustee	Appointed	Elected

3. Why is the Board of Trustees of Angel Oak Funds Trust recommending approval of Proposal 1?

The Multi-Strategy Income Fund’s current fundamental investment policies differ from those of the other series of Angel Oak Funds Trust. Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”), the Multi-Strategy Income Fund’s investment adviser, is proposing changes to the Fund’s fundamental investment policies to adopt a uniform set of fundamental investment policies that will apply to all of the series of Angel Oak Funds Trust. Adopting a uniform set of fundamental investment policies should reduce the risk of investor confusion, will facilitate Board oversight, and will assist the Adviser and portfolio managers in monitoring the Fund’s compliance with policies.

Additionally, the current policies of the Multi-Strategy Income Fund limit the Fund’s ability to adapt to investors’ needs and evolving market environments. The changes are designed to afford the Multi-Strategy Income Fund flexibility with respect to certain investment strategies and techniques in the future without shareholder approval provided there is compliance with limitations imposed by applicable law.

Q&A - 2

The Adviser does not presently intend to alter the way in which it manages the Multi-Strategy Income Fund and believes the proposed changes will not materially affect the investment risks currently associated with the Multi-Strategy Income Fund. However, the proposed amended policies would permit the Multi-Strategy Income Fund to engage in inter-fund lending in accordance with an exemptive order previously granted by the SEC. The current policy could be deemed to prohibit inter-fund lending.

4. Why is the Board of Trustees of Angel Oak Funds Trust recommending the approval of Proposal 2a?

The Board of Trustees of Angel Oak Funds Trust, including all of the Independent Trustees, has nominated and recommends that shareholders elect the following nominees to the Board:

Name of Nominee	Position/Title
Andrea N. Mullins	Independent Trustee
James E. Stueve	Independent Trustee
Samuel R. Dunlap	Interested Trustee
Sreeniwas V. Prabhu	Interested Trustee

The current members of the Board of Trustees of Angel Oak Funds Trust do not have the power to appoint Ms. Mullins, Mr. Stueve, or Mr. Dunlap as new Trustees without the approval of the shareholders of the Trust, because the Investment Company Act of 1940, as amended (the “Investment Company Act”), provides that no new trustee may be appointed to the board of trustees by existing trustees unless immediately after that appointment at least two-thirds of the trustees will have been elected by shareholders of the trust. The Trustees of Angel Oak Funds Trust are not currently in a position to appoint either Ms. Mullins, Mr. Stueve, Mr. Dunlap or any combination thereof, because Mr. Prabhu, who currently serves as an Interested Trustee, was previously appointed to the Board by the other Trustees and has not previously been elected by the shareholders. Accordingly, an appointment of any other trustee would not allow the Board to meet the requirement that two-thirds of the trustees be elected by shareholders.

While seeking shareholders’ approval of Ms. Mullins, Mr. Stueve, and Mr. Dunlap, the Board also recommends that shareholders elect Mr. Prabhu as Trustee of Angel Oak Funds Trust. If all members of the Board have been elected by the shareholders, then upon any future retirements, resignation, or other cessation of duties by an elected Trustee, the Board will have flexibility to appoint replacements for one or more Trustees without incurring the expense of calling additional shareholder meetings.

5. Why is the Strategic Credit Fund Board of Trustees recommending Proposal 2b?

The Board of Trustees of the Strategic Credit Fund, including all of the Independent Trustees, has nominated and recommends that shareholders elect the following nominees to the Board:

Name of Nominee	Position/Title
Andrea N. Mullins	Independent Trustee
James E. Stueve	Independent Trustee
Samuel R. Dunlap	Interested Trustee

The current members of the Board of Trustees do not have the power to appoint all three of Ms. Mullins, Mr. Stueve, and Mr. Dunlap as new Trustees without the approval of the shareholders of the Strategic Credit Fund, as the Investment Company Act provides that no new trustee may be appointed to a board of trustees by existing trustees unless immediately after that appointment at least two-thirds of the trustees will have been elected by shareholders of the trust. The Trustees are not currently in a position to appoint all three of Ms. Mullins, Mr. Stueve, and Mr. Dunlap, as only 57% of the Trustees would have been elected by the shareholders if all three of Ms. Mullins, Mr. Stueve, and Mr. Dunlap were appointed. Accordingly, an appointment of all three nominees would not allow the Board to meet the requirement that two-thirds of the trustees be elected by shareholders.

Q&A - 3

The Board of Trustees of the Strategic Credit Fund recommends that shareholders elect all three of Ms. Mullins, Mr. Stueve, and Mr. Dunlap because if all members of the Board have been elected by shareholders, then upon any future retirements, resignations, or other cessation of duties by an elected Trustee, the Board will have flexibility to appoint replacements for one or more Trustees without incurring the expense of calling additional shareholder meetings and the costs of soliciting shareholders while the fund is small in size is relatively small.

6. What role does the Board play generally?

The Trustees of Angel Oak Funds Trust serve as representatives of the shareholders of the Trust’s separate series.

The Trustees of the Strategic Credit Fund serve as representatives of the shareholders of the Strategic Credit Fund.

Members of the Board are fiduciaries and have an obligation to serve the best interests of the shareholders. The Trustees meet throughout the year to review the Trusts’ performance, oversee the Trusts’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Trusts.

7. What is the affiliation between the Boards and Angel Oak?

The Boards are currently composed of three “Independent Trustees” who are not affiliated with Angel Oak, its principals, or other service providers to the Trusts in a way that would render them “interested persons” of either Trust within the meaning of the Investment Company Act and one “Interested Trustee” who is Managing Partner, Co-CEO, and Chief Investment Officer of the Adviser. Following the election, both Trusts would have five Independent Trustees and two Interested Trustees serving on the Board.

8. Would the Trustees who currently oversee my Fund change?

Yes, Ms. Mullins and Mr. Stueve, subject to election by shareholders, would become Independent Trustees. Mr. Dunlap would become an Interested Trustee. Mr. Prabhu currently serves as an Interested Trustee of both Trusts and would remain so if elected by the shareholders of Angel Oak Funds Trust (he was previously elected as Trustee of the Strategic Credit Fund).

9. What are the qualifications of Mr. Prabhu, Ms. Mullins, Mr. Stueve, and Mr. Dunlap?

Mr. Prabhu is a Managing Partner, Co-CEO, and Chief Investment Officer of the Adviser. Mr. Prabhu is co-founder and has been Chief Investment Officer and a Portfolio Manager for Angel Oak since its founding in 2009 and has served as an Interested Trustee of the Boards since April 2015 for the Angel Oak Funds Trust and since its inception in December 2017 for Strategic Credit Fund.  Prior to Angel Oak, Mr. Prabu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle where he managed a $25 billion portfolio.

Ms. Mullins worked in the asset management and investment company industry at Raymond James from 1990 to 2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, an SEC-registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a trustee for Valued Advisers Trust, a registered investment company, since 2013 and as its Chairperson since 2017.

Mr. Stueve has worked in the asset management and mutual funds industry for 32 years and has held senior leadership roles in the business functions and for service providers to investment companies. Mr. Stueve served as Executive Vice President and Director of Retail Sales at AIM Investments from 2002 to 2007, where he integrated the company’s distribution channels during an acquisition by Invesco.  He was with Ridgeworth Investments from 2007 to 2017, serving as President and Global Head of Distribution. Mr. Stueve also has board experience as member of the Executive Committee for the Mutual Fund Education Alliance from 2011 to 2013, and as its Chairman from 2013 to 2016.

Mr. Dunlap has served as a Managing Director and Senior Portfolio Manager for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk.

Q&A - 4

10. Are board members paid?

Each Independent Trustee receives a fee for his or her service on each Board, payable by the applicable Trust. Information can be found on the compensation table in the proxy statement, which details fees that have been paid to the Independent Trustees. The Interested Trustees are not compensated by the Trusts for their service.

11. Who is Okapi Partners?

Okapi Partners is an independent third-party proxy solicitation firm that Angel Oak Funds Trust and Strategic Credit Fund have retained to contact shareholders and record proxy votes.

12. What will happen if the Proposals are not approved by shareholders?

Any change to a fundamental investment policy requires shareholder approval and therefore, if Proposals 1a-f are not approved by shareholders, the Multi-Strategy Income Fund’s existing fundamental investment policies will remain in effect.

Angel Oak Funds Trust requires shareholder approval to add any new Trustees. Therefore, if Proposal 2a is not approved by shareholders, the composition of the Angel Oak Funds Trust Board of Trustees will remain the same, and the Trustees will not be able to appoint any additional Trustees. Upon the retirement or resignation of any elected Trustee, Angel Oak Funds Trust will be forced to hold a shareholder meeting and solicit votes to elect a new Trustee at shareholders’ expense.

Strategic Credit Fund requires shareholder approval to add three new Trustees. Therefore, if Proposal 2b is not approved by shareholders, the Trustees may, in their discretion, appoint up to two additional Trustees to the Board of Trustees. However, if the Trustees appoint two additional Trustees to the Board of Trustees, upon the retirement or resignation of any elected Trustee, the Strategic Credit Fund will be forced to hold a shareholder meeting and solicit votes to elect a new Trustee at shareholders’ expense.

13. Why do I need to vote?

Your vote is needed to ensure that a quorum and sufficient votes are present at the special meeting of shareholders (“Special Meeting”) so that the Proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important regardless of the number of shares you own.

14. Who is paying for expenses related to the Special Meeting?

Angel Oak Multi-Strategy Income Fund will pay all the costs relating to the Special Meeting and the Proxy Statement for Proposal 1. Each series of Angel Oak Funds Trust will pay all the costs relating to the Special Meeting and the Proxy Statement for Proposal 2a.  Strategic Credit Fund will pay all the costs relating to the Special Meeting and the Proxy Statement for Proposal 2b.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses to limit total annual operating expenses for each series of Angel Oak Funds Trust, as set forth in the prospectus.  The Adviser has also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit total annual operating expenses for the Strategic Credit Fund, as set forth in its prospectus.

15. How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to do so. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

Q&A - 5

In addition, you may vote through the internet by visiting the website found on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners, toll-free at (877) 285-5990.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted “FOR” Proposals 1a-f and/or “FOR” Proposal 2a and/or “FOR” Proposal 2b and to grant discretionary authority to the persons named in the card as to any other matters that may properly come before the Special Meeting. Shares represented by proxies that are returned unsigned or improperly marked (e.g., indicating a vote “FOR” and “AGAINST” the Proposals) will be treated as abstentions for voting purposes. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the relevant Trust a written notice of revocation, (2) timely voting (e.g., by mail, telephone, or internet prior to February 8, 2019) a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

16. If I vote by mail, how do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

17. Who do I call if I have questions?

If you have any questions about the proposal or the proxy card, please do not hesitate to call (877) 285-5990 to speak with representatives of the Fund’s proxy tabulation agent, Okapi Partners, LLC.

Please complete, sign, and return the enclosed proxy card in the enclosed envelope. You may vote your proxy by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

Q&A - 6

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Q&A - 7

ANGEL OAK FUNDS TRUST
Angel Oak Multi-Strategy Income Fund	Angel Oak Financials Income Fund (formerly, Angel Oak Flexible Income Fund)
Angel Oak High Yield Opportunities Fund	Angel Oak UltraShort Income Fund

ANGEL OAK STRATEGIC CREDIT FUND

One Buckhead Plaza
3060 Peachtree Rd. NW, Suite 500
Atlanta, Georgia 30305

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 8, 2019

Introduction

Angel Oak Funds Trust has called a special meeting (the “Special Meeting”) of the shareholders of Angel Oak Multi-Strategy Income Fund (“Multi-Strategy Income Fund”), a series of Angel Oak Funds Trust, to seek shareholder approval of a proposal to amend the Multi-Strategy Income Fund’s fundamental investment policy.

Additionally, Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (together, the “Trusts”) have called the Special Meeting of the shareholders of the series in both Trusts (collectively, the “Funds”) to elect new Trustees to the Boards of Trustees for each Trust.

The Special Meeting will be held at the offices of Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”), located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305 at [  ] Eastern Time, on February 8, 2019. This Proxy Statement and form of proxy are being mailed to shareholders on or about December 17, 2018.

Items for Consideration

The Special Meeting has been called by the Boards of Trustees of the Trusts to consider and vote on the proposals (the “Proposals”) described below and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

Proposal	Proposal Description		Fund(s) Voting on the Proposal

Proposal 1
To approve amendments to the Multi-Strategy Income Fund’s fundamental investment policies, consistent with the current investment strategy, to be uniform with the fundamental investment policies of the other series of Angel Oak Funds Trust as follows:

Shareholders of the Multi-Strategy Income Fund
	a.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to borrowing.
	b.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to underwriting securities.
	c.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to issuing senior securities.
	d.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in real estate.

Proposal	Proposal Description	Fund(s) Voting on the Proposal

	e.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to investing in commodities.
	f.	To amend the Multi-Strategy Income Fund’s fundamental investment policy with respect to making loans.
Proposal 2	To elect new Trustees:
	a.	To elect four Trustees to the Board of Trustees of Angel Oak Funds Trust.	Shareholders of all series of Angel Oak Funds Trust
	b.	To elect three Trustees to the Board of Trustees of Angel Oak Strategic Credit Fund.	Shareholders of the Strategic Credit Fund

Only shareholders of record at the close of business on November 26, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. In the event sufficient votes to approve the Proposals are not received prior to the Special Meeting, a majority of those shares represented at the Special Meeting may approve one or more adjournments of the Special Meeting to a future date to permit further solicitation of proxies. If the Special Meeting is adjourned, then it will be reconvened at the same or some other place, to be announced at the meeting at which the adjournment is taken.

At your request, the Trusts will send you a free copy of the most recent audited annual reports and unaudited semi-annual reports for the Funds or the Funds’ current prospectus and statement of additional information (“SAI”). Please call the Funds at (855) 751‑4324 or write to Angel Oak Funds, c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, to request an annual report, a semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement. Copies of the annual reports, semi-annual reports, prospectuses, and statements of additional information are also available on the internet at www.angeloakcapital.com/resources.

PROPOSAL 1
 Angel Oak Multi-Strategy Income Fund

Proposal 1 contains six sub-proposals to change the Angel Oak Multi-Strategy Income Fund’s (in this section, the “Fund”) fundamental investment policies.

Proposal 1a: To approve an amendment to the Fund’s fundamental investment policy with respect to borrowing.

Proposal 1b: To approve an amendment to the Fund’s fundamental investment policy with respect to underwriting securities.

Proposal 1c: To approve an amendment to the Fund’s fundamental investment policy with respect to issuing senior securities.

Proposal 1d: To approve an amendment to the Fund’s fundamental investment policy with respect to investing in real estate.

Proposal 1e: To approve an amendment to the Fund’s fundamental investment policy with respect to investing in commodities.

Proposal 1f: To approve an amendment to the Fund’s fundamental investment policy with respect to making loans.

SUMMARY OF PROPOSAL 1

Proposals 1a-f would amend the fundamental investment policies of the Fund to be uniform with the other series of Angel Oak Funds Trust and afford the Fund the ability to adapt investment strategies in the future in line with changes in regulations or interpretations of regulations by regulatory authorities without shareholder approval. Below is a brief summary of Proposals 1a-f and how they will affect the Multi-Strategy Income Fund (in this section, the “Fund”) and its shareholders. We urge you to read the full text of the Proxy Statement.

The Multi-Strategy Income Fund, like all registered investment companies, is required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), to adopt fundamental investment policies that may only be changed with the affirmative vote of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

The Investment Company Act requires  funds to adopt fundamental investment policies with respect to certain activities, including: (a) borrowing money, (b) issuing senior securities, (c) underwriting securities, (d) transacting in real estate, (e) transacting in commodities, and (f) making loans.

The following table sets forth Proposals 1a-f relating to the Fund’s fundamental investment policies:

PROPOSAL	FUNDAMENTAL POLICY	CURRENT FUNDAMENTAL POLICY	PROPOSED FUNDAMENTAL POLICY
Proposal 1a	Borrowing Money
The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund will not borrow money, except to the extent permitted under the Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Proposal 1b	Underwriting
The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent permitted under the Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Proposal 1c	Senior Securities
The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Fund will not issue senior securities, except to the extent permitted under the Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

PROPOSAL	FUNDAMENTAL POLICY	CURRENT FUNDAMENTAL POLICY	PROPOSED FUNDAMENTAL POLICY
Proposal 1d	Real Estate
The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

The Fund will not purchase or sell real estate, except to the extent permitted under the Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Proposal 1e	Commodities
The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The Fund will not purchase or sell commodities, except to the extent permitted under the Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Proposal 1f	Loans
The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Fund will not make loans to other persons, except to the extent permitted under the
Investment Company Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

REASON FOR THE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

The primary purpose of the proposed changes is to adopt a uniform set of fundamental policies that will apply to all of the series of Angel Oak Funds Trust. Due to the organizational history of the Fund as a successor to a series of Valued Advisers Trust, many fundamental policies of the Fund differ, both in terms of the language used to describe the policy and the substance of the policies, as compared to the other series of Angel Oak Funds Trust. Adopting a uniform set of restrictions should reduce the risk of investor confusion, will facilitate Board oversight, and will assist the Adviser and portfolio managers in monitoring the Fund’s compliance with the policies.

Additionally, the current policies of the Fund also limit the Fund’s ability to adapt to investors’ needs and evolving market environments. The proposal is intended to increase the Fund’s flexibility with respect to certain investment strategies and techniques. The changes are also designed to afford the Fund the maximum ability to adapt investment strategies in the future without shareholder approval, provided there is compliance with limitations imposed by applicable law.

Importantly, the Adviser does not presently intend to alter the way in which it manages the Fund. Therefore, the Adviser believes that the proposed changes will not, either individually or in the aggregate, materially affect the investment risks currently associated with the Fund. However, Proposal 1f would permit the Fund to engage in inter-fund lending activities in accordance with an exemptive order granted by the U.S. Securities and Exchange Committee (“SEC”). Currently, the Fund’s fundamental investment policy on lending could be deemed to prohibit inter-fund lending.

It is worth noting that no changes are being proposed to the Fund’s fundamental policy with respect to concentration of investments.  That policy will continue to state “the Fund will concentrate its investment in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
If the changes to the policies are approved, the Fund will continue to be subject to the limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund’s prospectus and SAI. Further, no material change would be made to the manner in which the Fund invests or operates without an appropriate amendment to the Fund’s prospectus and/or SAI and Board approval.
If Proposals 1a-f are approved by shareholders, the proposed change will take effect on the date of the Special Meeting or as soon as reasonably practicable thereafter.

If Proposals 1a-f are not approved by shareholders, the Fund’s existing fundamental investment policies will remain in effect.

Vote Required

Only shareholders of the Fund will be entitled to vote on the Proposals to change the fundamental investment policies. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the company is required for the approval of each of Proposal 1’s sub-proposals.

The Board, including the Trustees who are not “interested persons” of the Adviser or the Fund, as defined in the Investment Company Act (the “Independent Trustees”), unanimously recommends that you vote “FOR” the Proposal.

PROPOSAL 2
 Angel Oak Funds Trust and Angel Oak Strategic Credit Fund

Proposal 2a: To elect two new Independent Trustees and to elect two Interested Trustees to the Board of Trustees of Angel Oak Funds Trust.

Proposal 2b: To elect two new Independent Trustees and to elect one new Interested Trustee to the Board of Trustees of the Angel Oak Strategic Credit Fund.

SUMMARY OF PROPOSAL 2a
 Angel Oak Funds Trust

The Board of Trustees of Angel Oak Funds Trust (in this section, the “Trust”) recommends that shareholders elect Andrea N. Mullins, James E. Stueve, Sreeniwas V. Prabhu and Samuel R. Dunlap to serve as Trustees of the Trust.

As indicated under “Additional Information” below, the Trust has three “Independent Trustees,” generally meaning that they are not affiliated with Angel Oak, its principals, or other service providers to the Trust in a manner that would render them “interested persons” of the Trust within the meaning of the Investment Company Act. Currently, Ira P. Cohen, Alvin R. Albe, Jr., and Keith M. Schappert are Independent Trustees of the Trust. Sreeniwas V. Prabhu is an Interested Trustee of the Trust, though he has not been elected to the Board.

The Board of Trustees of the Trust has structured itself in a manner that the Trustees believe allows them to perform their oversight function effectively. Currently, three of the four Trustees are Independent Trustees, who are not affiliated with Angel Oak, the principal underwriter, or their affiliates. Mr. Cohen, an Independent Trustee, serves as Chairman of the Board. The Board’s Nominating, Governance, and Compliance Oversight Committee, Valuation and Risk Management Oversight Committee, and Audit, Financial, and Administrative Oversight Committee are comprised entirely of Independent Trustees. The Independent Trustees also are advised by independent legal counsel. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually. The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of Ms. Mullins and Mr. Stueve as Independent Trustees, the addition of Mr. Dunlap as an Interested Trustee, and the continuation of Mr. Prabhu as an Interested Trustee.

The current members of the Board of Trustees of the Trust do not have the authority to appoint any of Ms. Mullins, Mr. Stueve, or Mr. Dunlap as new Trustees without the approval of the shareholders of the Trust. The Investment Company Act provides that no new trustee may be appointed to a board by the trustees unless, immediately after such appointment, at least two-thirds of the trustees have been elected by the shareholders of the trust. Currently only three of the four Trustees of the Trust have been elected by the shareholders of the Trust. This means that upon the appointment of one of Ms. Mullins, Mr. Stueve, or Mr. Dunlap, only 60% of the Board members would have been elected by shareholders and upon the appointment of all three of Ms. Mullins, Mr. Stueve, and Mr. Dunlap, only 43% of the Board members would have been elected by shareholders, and the Trust would be in violation of this requirement of the Investment Company Act.

SUMMARY OF PROPOSAL 2b
 Angel Oak Strategic Credit Fund

The Board of Trustees of Angel Oak Strategic Credit Fund (in this section, the “Trust”) recommends that shareholders elect Andrea N. Mullins, James E. Stueve, and Samuel R. Dunlap to serve as Trustees of the Trust.

As indicated under “Additional Information” below, the Trust has three “Independent Trustees,” generally meaning that they are not affiliated with Angel Oak, its principals, or other service providers to the Trust in a manner that would render them “interested persons” of the within the meaning of the Investment Company Act. Currently, Ira P. Cohen, Alvin R. Albe, Jr., and Keith M. Schappert are Independent Trustees of the Trust. Sreeniwas V. Prabhu is an Interested Trustee of the Trust.

The Board of Trustees of the Trust has structured itself in a manner that the Trustees believe allows them to perform their oversight function effectively. Currently, three of the four Trustees are Independent Trustees, who are not affiliated with Angel Oak, the principal underwriter, or their affiliates. Mr. Cohen, an Independent Trustee, serves as Chairman of the Board. The Boards’ Nominating, Governance, and Compliance Oversight Committee, Valuation and Risk Management Oversight Committee, and Audit, Financial, and Administrative Oversight Committee are comprised entirely of Independent Trustees. The Independent Trustees also are advised by independent legal counsel. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually. The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of Ms. Mullins and Mr. Stueve as an Independent Trustees and Mr. Dunlap as an Interested Trustee.

The current members of the Board of Trustees of the Trust have the authority to appoint up to two of Ms. Mullins, Mr. Stueve, or Mr. Dunlap as new Trustees without the approval of the shareholders of the Trust. The Investment Company Act provides that no new trustee may be appointed to a board by the trustees unless, immediately after such appointment, at least two-thirds have been elected by the shareholders of the trust. Currently all four Trustees of the Angel Oak Strategic Credit Fund have been elected by the shareholders of the Trust. This means that upon the appointment of one of Ms. Mullins, Mr. Stueve, or Mr. Dunlap, 80% of the Board members would have been elected by shareholders and upon the appointment of two of Ms. Mullins, Mr. Stueve, or Mr. Dunlap, two-thirds of the Board members would have been elected by shareholders. However, if the Board appoints all three as Trustees, then only 57% of the Trustees would have been elected. In either of the first two examples (one or two appointed Trustees), the Angel Oak Strategic Credit Fund would not be in violation of this requirement of the Investment Company Act. However, in the situation in which two of Ms. Mullins, Mr. Stueve, or Mr. Dunlap are appointed to the Board and two elected Trustees resign or retire, then the Trust could be forced to call a shareholder meeting at shareholder expense.

Vote Required

In the election of a new trustee, the nominee for a position receiving the highest number of votes cast at the Special Meeting (without regard to series, in the case of Angel Oak Funds Trust) will be elected, provided a quorum is present (a quorum for each Trust is one-third of the outstanding voting shares of the Trust eligible to vote at the Special Meeting). Ms. Mullins, Mr. Stueve, and Mr. Dunlap have each indicated that they are able and willing to serve as Trustee if elected. If for any reason one of them becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Boards unless you instruct otherwise.

Regarding Mr. Prabhu, shareholders are in essence being asked to ratify his appointment as a Trustee of Angel Oak Funds Trust. His appointment will be ratified if a majority of the votes cast approve such ratification, provided a quorum is present. If shareholders do not ratify the appointment of Mr. Prabhu, he would continue on the Board of Trustees as an Interested Trustee; however, he would not be considered to have been elected by shareholders for purposes of the Investment Company Act.

The Boards of Trustees of Angel Oak Funds Trust and the Angel Oak Strategic Credit Fund, including the Trustees who are not “interested persons” of the Adviser or the Fund Complex, as defined in the Investment Company Act (the “Independent Trustees”), unanimously recommend that you vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

The Boards are responsible for the overall management of the Trusts, including general supervision and review of the investment activities of the Trusts. The Boards, in turn, elect the officers of the Trusts, who are responsible for administering the day-to-day operations of the Trusts. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Trusts is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. Additional information about the Trustees and officers of the Trusts is provided in the following table.

Current Board of Trustees for the Fund Complex

Currently, there are three Independent Trustees who are not “interested persons” of either Trust within the meaning of the Investment Company Act. Additionally, there is currently one Interested Trustee who is an “interested person” of both Trusts within the meaning of the Investment Company Act.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trusts
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2014, Chairman since 2017; indefinite terms	Trustee since 2017, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	5	Trustee, Valued Advisers Trust (since 2010) (15 portfolios); Trustee, Griffin Interval Funds (since April 2014) (2 portfolios).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years

Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Since 2017; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008–2013).	5	Director, Syntroleum Corporation (renewable energy firm) (1988–2014).
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	Since 2017; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	5
Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, Commonfund Capital, Inc. (private equity business) (since 2016); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012).

Interested Trustee of the Trusts
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since April 2015; indefinite term	Since 2017; indefinite term	Chief Investment Officer, Portfolio Manager, Co-CEO, Angel Oak Capital Advisors, LLC (since 2009).	5	None.

Board of Trustee Nominees

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees
Andrea N. Mullins 1967	Trustee Nominee	None	None	Private Investor; Independent Contractor, SWM Advisors (since 2014); Retired from Eagle Funds in 2010 as Chief Financial Officer	5	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017) (15 portfolios)
James E. Stueve 1964	Trustee Nominee	None	None	Stueve Insights LLC (consulting) (since 2018); President and Global Head of Distribution, Ridgeworth Investments (2007-2017)	5	Chairman, Mutual Fund Education Alliance (2013-2016); Trustee and Finance Chair, Foundation for Financial Planning (2012-2016)

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Sreeniwas (Sreeni) V. Prabhu 1974	Current Interested Trustee	Since April 2015; indefinite term	Since 2017; indefinite term	Chief Investment Officer, Portfolio Manager, Co-CEO, Angel Oak Capital Advisors, LLC (since 2009).	5	None.
Samuel R. Dunlap, III 1979	Interested Trustee Nominee	None	None	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2009)	5	None

Officers.  The table below sets forth certain information about each of the Trust’s executive officers.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	Since 2017; indefinite term
General Counsel, Angel Oak Companies (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Inc. (2004–2014).

Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Since 2017; indefinite term
Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013–2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003–2013).

Lu Chang, CFA, FRM, CAIA 1975	Secretary	Since 2015; indefinite term	Since 2017; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2004–2014).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Since 2017; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Information about the Nominees’ Qualification, Experience, Attributes and Skills

Ms. Mullins’ Trustee Attributes.
Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, an SEC-registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisors Trust since 2013 and as its Chairperson since 2017. The Boards believe that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Stueve’s Trustee Attributes.
Mr. Stueve has worked in the asset management and investment company industry for 32 years and has held senior leadership roles in the business functions and for service providers to investment companies. Mr. Stueve served as Executive Vice President and Director of Retail Sales at AIM Investments from 2002 to 2007, where he integrated the company’s distribution channels during an acquisition by Invesco. He was with Ridgeworth Investments from 2007 to 2017, serving as President and Global Head of Distribution. Mr. Stueve also has board experience as member of the Executive Committee for Mutual Fund Education Alliance from 2011 to 2013, and as its Chairman from 2013 to 2016.  The Boards believe that Mr. Stueve’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Dunlap’s Trustee Attributes.
Mr. Dunlap has served as a Managing Director and Senior Portfolio Manager for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Boards believe that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Prabhu’s Trustee Attributes.
As Mr. Prabhu currently serves as a Trustee of both Trusts, his attributes are discussed below.

Additional Information Concerning the Boards of Trustees

The Role of the Boards

Each Board oversees the management and operations of its Trust. Like all investment companies, the day-to-day management and operation of a Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the distributor, administrator, the custodian and the transfer agent. Each Board has appointed various senior employees of the Adviser as officers of the Trusts, with responsibility to monitor and report to the Boards on the Trusts’ operations. In conducting this oversight, each Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund Complex. Each Board has appointed a Chief Compliance Officer who administers the Trusts’ compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of each Board’s regular Board Meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for the services to the Trusts, the Trusts reimburse Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

Each Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. They have established three standing committees—an Audit, Financial, and Administrative Oversight Committee, a Nominating, Governance, and Compliance Oversight Committee, and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Trust Committees.” At least a majority of each Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

Except for any duties specified herein or pursuant to each Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of one of the Boards. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Boards, serves as a liaison for the Trustees with each Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Boards and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Boards is comprised of Independent Trustees, and each Board believes that maintaining a Board that has a majority of Independent Trustees allows the Boards to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trusts, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Boards during which they may review matters relating to their independent oversight of the Trusts.

The Boards review annually the structure and operation of the Boards and their committees. The Boards have determined that the composition of the Boards and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of their oversight function, the Boards of Trustees receive and review various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial, and Administrative Oversight Committee meets with the Treasurer and each Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of each Trust’s financial reporting function. The Boards meet regularly with their Chief Compliance Officer to discuss compliance and operational risks and how they are managed. Each Board also receives reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Funds within each Trust.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

Each Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trusts in light of the Trusts’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. Each Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

Mr. Prabhu’s Trustee Attributes.
Mr. Prabhu has over 15 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career, including having served by appointment on the Board of Angel Oak Funds Trust since April 2015, and by shareholder election on the Board of the Angel Oak Strategic Credit Fund since inception in December 2017. The Boards believe that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Cohen’s Trustee Attributes.
Mr. Cohen has over 35 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of both Trusts and served as Trustee when the Adviser’s first mutual fund was launched. The Boards believe that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Albe’s Trustee Attributes.
Mr. Albe has over 30 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Trust. The Boards believe that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Mr. Schappert’s Trustee Attributes.
Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Boards believe that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trusts.

Trust Committees

Each Trust has three standing committees: the Audit, Financial, and Administrative Oversight Committee, the Nominating, Governance, and Compliance Oversight Committee, and the Valuation and Risk Management Oversight Committee.

The Audit, Financial, and Administrative Oversight Committee is comprised of all of the Independent Trustees. The function of the Audit, Financial, and Administrative Oversight Committee is to review the scope and results of the annual audit of the Funds within each Trust and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit, Financial, and Administrative Oversight Committee also recommends to each Board of Trustees the annual selection of the independent registered public accounting firm for the Funds within each Trust and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. During the fiscal year that ended January 31, 2018, the Audit, Financial, and Administrative Oversight Committee for Angel Oak Funds Trust met three times and the Audit, Financial, and Administrative Oversight Committee for Angel Oak Strategic Credit Fund met one time.

The Nominating, Governance, and Compliance Oversight Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Nominating, Governance, and Compliance Oversight Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating, Governance, and Compliance Oversight Committee. The Nominating, Governance, and Compliance Oversight Committee will consider recommendations by shareholders for up to one year from receipt. The Nominating, Governance, and Compliance Oversight Committee meets on an as needed basis. During the fiscal year ending January 31, 2018, the Nominating, Governance, and Compliance Oversight Committee for Angel Oak Funds Trust met three times and the Nominating, Governance, and Compliance Oversight Committee for Angel Oak Strategic Credit Fund met one time.

The Nominating, Governance, and Compliance Oversight Committee also recommends nominees to the full Board for election to the Board.  In so doing, the Nominating, Governance, and Compliance Oversight Committee evaluates each candidate’s qualifications for Board membership and, with respect to Independent Trustee nominees, the Nominating, Governance, and Compliance Oversight Committee evaluates their independence from each Trust’s manager and other principal service providers.  In determining a nominee’s qualifications for Board membership, the Nominating, Governance, and Compliance Oversight Committee takes into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board. The Nominating, Governance, and Compliance Oversight Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

One of the considerations the Nominating, Governance, and Compliance Oversight Committee evaluates when considering candidates is the diversity of experience and background of the trustees. Although the Nominating, Governance, and Compliance Oversight Committee has not adopted a formal definition of diversity in this context, factors generally considered by the Nominating, Governance, and Compliance Oversight Committee include each nominee’s professional experience, education, and expertise on relevant matters to the Trusts, general leadership experience and background. These considerations are broad, consistent with non-discrimination practices, and aim to combine a diversity of skill sets and experience as well as background, including race and gender, in a complementary manner that is beneficial to each Trust and its shareholders.

The process followed by the Nominating, Governance, and Compliance Oversight Committee to identify and evaluate Trustee candidates included (a) reviewing the qualifications of and biographical information of candidates, (b) interviewing candidates, (c) requiring candidates to complete a questionnaire to gather relevant information that is required to be disclosed by the Trust, (d) and recommending the nominee to the Board.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Trusts delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews each Trust’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of each series of the Trusts and responds to other matters deemed appropriate by the Boards. The actions of the Valuation and Risk Management Oversight Committee are subsequently reviewed and ratified by the Boards. During the fiscal year ending January 31, 2018, the Valuation and Risk Management Oversight Committee for Angel Oak Funds Trust met four times and the Valuation and Risk Management Oversight Committee for the Angel Oak Strategic Credit Fund met one time.

Trustee Ownership of Fund Shares and Other Interests

The table below shows for each Trustee, the amount of the Fund Complex’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Trusts, as of December 31, 2017 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

	Dollar Range of Equity Securities in the Fund Complex					Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Name of Trustee	Multi- Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund	Angel Oak Strategic Credit Fund
Independent Trustees
Alvin R. Albe, Jr.	E	E	A	A	A	E
Ira P. Cohen	A	A	A	A	A	A
Keith M. Schappert	E	A	A	A	A	E
Interested Trustee*
Sreeniwas (Sreeni) V. Prabhu	E	E	E	A	A	E
Nominees for Independent Trustees
Andrea N. Mullins	A	A	A	A	A	A
James E. Stueve	E	A	D	A	A	E
Nominee for Interested Trustee
Samuel R. Dunlap	B	A	A	A	A	B
* Mr. Prabhu currently serves as an Interested Trustee for both Trusts.

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund Complex’s’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Trust’s principal underwriter or any of its affiliates.

Compensation

Effective November 1, 2018, those Trustees who are not employees of the Adviser receive an annual retainer of $50,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives a fee of $10,000 for each regularly scheduled meeting attended in person. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Neither Trust has any pension nor retirement plans.

Prior to November 1, 2018, those Trustees who are not employees of the Adviser received an annual retainer of $40,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also received a fee of $8,500 for each regularly scheduled meeting attended in person. In addition, each Committee Chairman received additional annual compensation of $13,000 (pro-rated for any period, less than one year). For the fiscal year ended January 31, 2018, the following compensation was paid to the Trustees by the Fund Complex:

	Aggregate Compensation from the Fund Complex					Total Compensation from the Funds and Fund Complex Paid to Trustees
Name of Person/Position	Multi- Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund(1)	Angel Oak Strategic Credit Fund(2)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$49,897	$13,930	$13,173	N/A	N/A	$77,000
Ira P. Cohen, Trustee, Chairman	$49,897	$13,930	$13,173	N/A	N/A	$77,000
Keith M. Schappert, Trustee	$49,897	$13,930	$13,173	N/A	N/A	$77,000
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	$0	$0	$0	$0	$0	$0
(1)
The UltraShort Income Fund had not yet commenced investment operations as of January 31, 2018. For the fiscal year ending January 31, 2019, the UltraShort Income Fund is estimated to pay each Independent Trustee $9,030

(2)	For the fiscal year ending January 31, 2019, the Strategic Credit Fund estimates that it will pay each independent Trustee $8,635.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the address specified in the introductory paragraph to the “Additional Information” section.

Expense of Proxy Solicitation

Each series of Angel Oak Funds Trust and the Angel Oak Strategic Credit Fund will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $484,058.20.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses to limit total annual operating expenses for each series of Angel Oak Funds Trust, as set forth in each series’ prospectus.  The Adviser has also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit total annual operating expenses for the Strategic Credit Fund, as set forth in its prospectus.
Investment Adviser, Distributor, and Administrator

Angel Oak Capital Advisors, LLC, located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305, serves as the investment adviser for Angel Oak Multi-Strategy Income Fund, Angel Oak Strategic Credit Fund, and all series of Angel Oak Funds Trust. U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund Complex’s administrator. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund Complex’s distributor.

VOTING INFORMATION

Voting Securities

Shareholders of the Fund Complex at the close of business on November 26, 2018, will be entitled to be present and vote at the Meeting. As of that date, Angel Oak Funds Trust as a whole had [_______] shares outstanding and Angel Oak Strategic Credit Fund had [_______] shares outstanding. The following numbers of shares of each class of each fund were outstanding:

FUND NAME	CLASS A	CLASS T	CLASS C	INSTITUTIONAL CLASS
Angel Oak Multi-Strategy Income Fund
Angel Oak Financials Income Fund
Angel Oak High Yield Opportunities Fund
Angel Oak UltraShort Income Fund
Angel Oak Strategic Credit Fund

All shareholders of record of the Fund Complex on the Record Date are entitled to vote at the Special Meeting on the Proposals, as applicable. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. Shareholders of the Fund Complex will vote as a single class.

One-third (1/3) of each fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. All proxies solicited by the Boards of Trustees that are properly executed and received by each Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR all of the proposal(s). All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter). However, because such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. Abstentions will be treated as votes AGAINST a proposal.

The IRA custodian will vote shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), if it has received voting instructions from beneficial owners, in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the website found on the enclosed proxy card and following the on-line instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for the Proposal, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Trust(s) a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trusts and the series of Angel Oak Funds Trust are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in the Fund Complex’s proxy statement for any future meeting of shareholders should send their written proposals to the principal executive offices of both Trusts at c/o Angel Oak Capital Advisors, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Under the proxy rules of the SEC, particularly Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholder proposals may, under certain conditions, be included in the Trusts’ Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trusts’ proxy materials must be received by the Trusts within a reasonable time before the solicitation is made. Shareholder proposals must meet certain requirements, such as being a proper matter for consideration under Delaware law, and there is no guarantee that any proposal will be presented at a shareholders’ meeting. No business other than the Proposals are expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund Complex.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of Okapi Partners, LLC or the Adviser, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, all shares present and entitled to vote, including executed proxies marked as abstentions and broker “non-votes,” will be counted. Broker “non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. With regard to Proposal 1, assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of a vote against the Proposal. With regard to Proposal 2, abstentions and broker “non-votes” will have no effect on the proposal to elect the Nominees, for which the required vote is a plurality of votes cast.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trusts, in care of U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the reports and proxy statements the Trusts send. If you would like to receive an additional copy, please contact the Fund Complex by writing to Angel Oak Funds, c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (855) 751-4324. The Fund Complex will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts’ reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trusts, except as listed below, there were no Trustees or executive officers of the Trusts or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any class of the Fund Complex on the Record Date. As of the Record Date, the Trusts knew of no other person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) that beneficially owns more than 5% of the outstanding shares of any class of the Fund Complex.

The record owners of more than 5% of the outstanding shares of any class of the Fund Complex are listed in the following tables.

Angel Oak Multi-Strategy Income Fund - Class A

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak Multi-Strategy Income Fund - Class C

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak Multi-Strategy Income Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak Financials Income Fund - Class A

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak Financials Income Fund - Class C

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak Financials Income Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Record
[ ]	[ ]%	Record

Angel Oak High Yield Opportunities Fund – Class A

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Record
[ ]	[ ]%	Beneficial
[ ]	[ ]%	Beneficial

Angel Oak High Yield Opportunities Fund – Class C

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak High Yield Opportunities Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	Beneficial
[ ]	[ ]%	Beneficial
[ ]	[ ]%	Beneficial
[ ]	[ ]%	Record
[ ]	[ ]%	Beneficial
[ ]	[ ]%	Record
[ ]	[ ]%	Beneficial

Angel Oak UltraShort Income Fund - Class A

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak UltraShort Income Fund - Class C

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak UltraShort Income Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak Strategic Credit Fund - Class A

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak Strategic Credit Fund - Class C

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

Angel Oak Strategic Credit Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]
[ ]	[ ]%	[ ]

OTHER BUSINESS

The Boards of Trustees of the Trusts know of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund Complex arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund Complex and the shareholders of the Fund Complex.

SERIES AND CLASS INFORMATION

The Fund Complex’s EDGAR series identification numbers are:
FUND NAME	SERIES	CLASS A	CLASS T	CLASS C	INSTITUTIONAL CLASS
Angel Oak Financials Income Fund	S000046807	C000146236	C000182374	C000159179	C000146237
Angel Oak Multi-Strategy Income Fund	S000048360	C000152733	C000182375	C000159180	C000152734
Angel Oak High Yield Opportunities Fund	S000053719	C000168882	C000182376	C000168884	C000168883
Angel Oak UltraShort Income Fund	S000061509	C000199192		C000199194	C000199193
Angel Oak Strategic Credit Fund[1]
1 Closed end funds do not have Series or Class identification numbers

PROXY PROXY

Angel Oak FUNDS

ANGEL OAK FUNDS TRUST

The undersigned hereby appoints Dory S. Black and Lu Chang as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [ ] Eastern time, on February 8, 2019 at the offices of Angel Oak Capital Advisors, LLC at One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **877-285-5990** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/ANGELOAK2019 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 8, 2019.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW

2a. To elect four nominees to serve on the Board of Trustees of the Angel Oak Funds Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ANGELOAK

THANK YOU FOR VOTING

PROXY

PROXY

ANGEL OAK MULTI-STRATEGY INCOME FUND

The undersigned hereby appoints Dory S. Black and Lu Chang as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [ ] Eastern time, on February 8, 2019 at the offices of Angel Oak Capital Advisors, LLC at One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: **877-285-5990** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/ANGELOAK2019 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 8, 2019.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW

	FOR	AGAINST	ABSTAIN
1a. To approve an amendment to the Fund's fundamental investment policy with respect to borrowing.	☐	☐	☐
1b. To approve an amendment to the Fund's fundamental investment policy with respect to underwriting securities.	☐	☐	☐
1c. To approve an amendment to the Fund's fundamental investment policy with respect to issuing senior securities.	☐	☐	☐
1d. To approve an amendment to the Fund's fundamental investment policy with respect to investing in real estate.	☐	☐	☐
1e. To approve an amendment to the Fund's fundamental investment policy with respect to investing in commodities.	☐	☐	☐
1f. To approve an amendment to the Fund's fundamental investment policy with respect to making loans	☐	☐	☐

2a. To elect four nominees to serve on the Board of Trustees of the Angel Oak Funds Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ANGELOAK

THANK YOU FOR VOTING

PROXY

Angel Oak FUNDS

PROXY

ANGEL OAK STRATEGIC CREDIT FUND

The undersigned hereby appoints Dory S. Black and Lu Chang as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [ ] Eastern time, on February 8, 2019 at the offices of Angel Oak Capital Advisors, LLC at One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **877-285-5990** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/ANGELOAK2019 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 8, 2019.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW

2b. To elect four nominees to serve on the Board of Trustees of the Angel Oak Strategic Credit Fund:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Andrea N. Mullins
☐ James E. Stueve
☐ Samuel R. Dunlap, III

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ANGELOAK

THANK YOU FOR VOTING